UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20, 2026

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-14174	Southern Company Gas	58-2210952
(A Georgia Corporation)
725 W. Peachtree Street, N.E.
Atlanta, Georgia 30308
(404) 584-4000

Ten Peachtree Place, N.E., Atlanta, Georgia 30309
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On May 20, 2026, Southern Company Gas (“GAS”) and Southern Company Gas Capital Corporation (“GAS Capital”) entered into an Underwriting Agreement covering the issue and sale of $500,000,000 aggregate principal amount of GAS Capital’s Series 2026A 6.05% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2056 (the “Series 2026A Junior Subordinated Notes”) and the related guarantee thereof by GAS. The Series 2026A Junior Subordinated Notes and the related guarantee thereof by GAS were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-285115 and 333-285115-01) of GAS and GAS Capital.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.2
Underwriting Agreement relating to the Series 2026A Junior Subordinated Notes, dated May 20, 2026, among GAS, GAS Capital and Barclays Capital Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc., as representatives of the several Underwriters named in Schedule I thereto.

4.4	Form of the Series 2026A Junior Subordinated Note (included in Exhibit 4.7 below).

4.5	Subordinated Note Indenture dated as of May 1, 2026, among GAS Capital, GAS and U.S. Bank Trust Company, National Association, as Subordinated Note Indenture Trustee.

4.6	Form of Guarantee related to the Series 2026A Junior Subordinated Notes (included in Exhibit 4.7 below).

4.7	First Supplemental Indenture dated as of May 22, 2026 to Subordinated Note Indenture dated as of May 1, 2026, providing for the issuance of the Series 2026A Junior Subordinated Notes.

5.1	Opinion of Troutman Pepper Locke LLP relating to the Series 2026A Junior Subordinated Notes.

5.2	Opinion of Balch & Bingham LLP relating to the Series 2026A Junior Subordinated Notes.

8.1	Tax Opinion of Troutman Pepper Locke LLP relating to the Series 2026A Junior Subordinated Notes.

23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1 above).

23.2	Consent of Balch & Bingham LLP (included in Exhibit 5.2 above).

23.3	Consent of Troutman Pepper Locke LLP (included in Exhibit 8.1 above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	SOUTHERN COMPANY GAS

	By:	/s/ Melissa K. Caen
Melissa K. Caen Assistant Secretary